UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21519

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2015

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Tax-Advantaged Global

Dividend Opportunities Fund (ETO)

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1800 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2015

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Notice to Shareholders	25

Dividend Reinvestment Plan	26

Management and Organization	28

Important Notices	30

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global stock market indices delivered mixed returns for the 12-month period ended October 31, 2015, after a late-period rally helped some markets overcome earlier losses.

In the U.S., harsh winter weather, along with West Coast port strikes and the strong U.S. dollar, adversely impacted economic growth in early 2015. However, after opening the period in a choppy pattern, global stocks began an upward move in January that more or less continued into the spring months. European stocks, in particular, gained momentum after the European Central Bank stepped up its economic stimulus measures.

Many global equity markets drew confidence from the U.S. Federal Reserve (the Fed)’s reassurance in mid-June 2015 that eventual U.S. interest-rate hikes would be gradual and would proceed slowly. Subsequently, however, the mounting Greek debt crisis and signs of economic weakness in China sent stock markets worldwide lower. In August 2015, many global equity markets dropped on growing concerns about China’s economic slowdown and the timing of the Fed’s first rate hike. Many global markets fell further in September 2015 after the Fed decided to leave U.S. interest rates unchanged, but a broad late-period rally sparked by new stimulus measures in China and Europe helped many markets recoup most of their previous losses.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, rose 1.77%. Restrained by the strong U.S. dollar, the MSCI EAFE Index of developed-market international equities declined 0.07%. The MSCI Emerging Markets Index lost 14.53%, reflecting slowing economic growth and the impact of the strong U.S. dollar. In the U.S., the blue-chip Dow Jones Industrial Average rose 4.06%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 5.20%.

Fund Performance

For the 12-month period ended October 31, 2015, Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) had a total return of 4.80% at net asset value (NAV), outperforming the 1.77% return of the Fund’s primary benchmark, the MSCI World Index (the Index).

The Fund’s common stock allocation outperformed the Index during the period. Stock selection in the consumer discretionary and consumer staples sectors contributed to the Fund’s performance relative to the Index, as did stock selection and an underweight position in the poor-performing materials sector.

Within the consumer discretionary sector, the Fund’s overweight position in athletic wear maker NIKE, Inc. contributed to relative Fund performance, as the company benefited from strong growth in revenue and future orders. The Fund’s overweight in jewelry retailer Pandora A/S also aided relative Fund performance amid lower raw material prices, increased efficiencies and additional store openings around the world. Within the consumer staples sector, the Fund’s overweight in alcoholic beverage firm Constellation Brands, Inc. boosted relative Fund performance, as the company raised its prices, increased its sales volume and saw improved market share for its Mexican beer brands.

In contrast, stock selection in the health care and energy sectors, along with stock selection and an underweight in the information technology sector, detracted from the Fund’s performance relative to the Index. Within health care, the Fund’s holdings in pharmaceutical firms AbbVie, Inc. and Merck & Co., Inc. (both of which were sold during the period) and its overweight in pharmaceutical manufacturer Roche Holding AG detracted from relative Fund performance. All three stocks were negatively impacted by increased media focus on high drug prices during the period.

The positive impact of leverage6 in a modestly rising equity market during the 12-month period helped the Fund’s performance relative to the Index. The use of leverage has the effect of achieving additional exposure to the common and preferred markets, thus magnifying the Fund’s exposure to its underlying investments in both up and down markets. As of period-end, the Fund had leverage equal to 25.25% of its aggregate net assets plus borrowings outstanding.

Although the Fund’s preferred security (i.e., preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics) allocation underperformed the overall preferred market (as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index) during the 12-month period, it outperformed the Index for the period and thus contributed to the Fund’s performance versus the Index. The underperformance versus the preferred market was driven primarily by three preferred securities held by the Fund that experienced significant price declines. Two of those securities had upcoming calls that many investors believed would occur, but when that belief proved mistaken, both securities lost value. The third preferred security declined after the issuing company was caught up in a political scandal involving Brazil’s oil industry. As of October 31, 2015, the Fund had approximately 22% of its total investments in preferred securities.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Performance2,3

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA, of Eaton Vance Management; Christopher M. Dyer, CFA, of Eaton Vance

Management (International) Limited

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	04/30/2004	4.80%	11.23%	8.27%
Fund at Market Price	—	1.46	11.44	8.52
MSCI World Index	—	1.77%	9.14%	5.79%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	—	7.50	6.95	3.32
Blend of 80% MSCI World Index and	—	3.01	8.82	5.55
20% BofA Merrill Lynch Fixed Rate Preferred Securities Index

% Premium/Discount to NAV[4]
				–6.49%

Distributions[5]
Total Distributions per share for the period				$3.131
Distribution Rate at NAV				8.98%
Distribution Rate at Market Price				9.60%

% Total Leverage[6]
Borrowings				25.25%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Fund Profile

Common Stock Sector Allocation (% of total investments)[7]

Country Allocation (% of total investments)7

Top 10 Common Stock Holdings (% of total investments)

Alphabet, Inc., Class C	2.6%

General Electric Co.	2.1

NIKE, Inc., Class B	2.0

Apple, Inc.	1.9

Home Depot, Inc. (The)	1.5

JPMorgan Chase & Co.	1.4

Costco Wholesale Corp.	1.3

Reckitt Benckiser Group PLC	1.3

Discover Financial Services	1.3

Walt Disney Co. (The)	1.2

Total	16.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective September 30, 2015, Christopher M. Dyer, CFA, director of Global Equity for the Eaton Vance organization, joined Michael A. Allison, CFA and John H. Croft, CFA as lead portfolio manager of the Fund.

In addition, effective November 16, 2015, Eaton Vance Management (International) Limited (“EVMI”) has been appointed as sub-adviser of the Fund. Eaton Vance Management remains the investment adviser of the Fund. EVMI, an indirect, wholly-owned subsidiary of Eaton Vance Corp., is located in London and is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. There are no changes to the Fund’s portfolio management team or investment strategy in connection with the appointment of EVMI as sub-adviser.

5

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Portfolio of Investments

Common Stocks — 102.1%

Security	Shares	Value

Aerospace & Defense — 2.4%
Safran SA(1)	40,851	$3,102,799
United Technologies Corp.(1)	55,240	5,436,168

		$8,538,967

Air Freight & Logistics — 1.4%
C.H. Robinson Worldwide, Inc.(1)	69,442	$4,817,886

		$4,817,886

Automobiles — 0.6%
Toyota Motor Corp.(1)	33,228	$2,035,695

		$2,035,695

Banks — 6.6%
Bank of America Corp.(1)	62,785	$1,053,532
Citigroup, Inc.(1)	67,506	3,589,294
JPMorgan Chase & Co.(1)	100,116	6,432,453
Lloyds Banking Group PLC(1)	2,931,339	3,327,100
Natixis SA(1)	599,675	3,670,900
PNC Financial Services Group, Inc. (The)(1)	26,671	2,407,324
Wells Fargo & Co.	47,565	2,575,169

		$23,055,772

Beverages — 4.0%
Anheuser-Busch InBev SA/NV(1)	33,845	$4,038,541
Constellation Brands, Inc., Class A(1)	40,301	5,432,575
Diageo PLC(1)	159,189	4,589,407

		$14,060,523

Biotechnology — 2.8%
Celgene Corp.(1)(2)	32,484	$3,986,112
Gilead Sciences, Inc.(1)	53,186	5,751,002

		$9,737,114

Capital Markets — 3.0%
Azimut Holding SpA(1)	133,981	$3,222,645
Credit Suisse Group AG	100,861	2,515,597
Credit Suisse Group AG(3)(4)(5)	189,782	4,562,323

		$10,300,565

Chemicals — 2.6%
LyondellBasell Industries NV, Class A(1)	57,693	$5,360,257

Security	Shares	Value

Chemicals (continued)
PPG Industries, Inc.(1)	35,583	$3,709,883

		$9,070,140

Commercial Services & Supplies — 1.1%
Brambles, Ltd.	502,190	$3,698,115

		$3,698,115

Consumer Finance — 2.6%
Discover Financial Services(1)	105,617	$5,937,788
Synchrony Financial(2)	102,326	3,147,548

		$9,085,336

Diversified Telecommunication Services — 3.4%
Deutsche Telekom AG	96,592	$1,809,321
Nippon Telegraph & Telephone Corp.(1)	128,100	4,696,321
Orange SA(1)	298,359	5,260,575

		$11,766,217

Electric Utilities — 0.9%
NextEra Energy, Inc.(1)	31,828	$3,267,462

		$3,267,462

Electrical Equipment — 1.0%
Nidec Corp.(1)	48,031	$3,619,426

		$3,619,426

Electronic Equipment, Instruments & Components — 0.4%
Yaskawa Electric Corp.	125,807	$1,492,310

		$1,492,310

Energy Equipment & Services — 1.0%
Schlumberger, Ltd.	45,820	$3,581,291

		$3,581,291

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.(1)	38,389	$6,070,069

		$6,070,069

Food Products — 2.4%
Kerry Group PLC, Class A	36,581	$2,966,888
Mondelez International, Inc., Class A(1)	118,361	5,463,544

		$8,430,432

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 1.5%
Medtronic PLC(1)	70,593	$5,218,235

		$5,218,235

Hotels, Restaurants & Leisure — 1.2%
Accor SA(1)	52,424	$2,603,348
Compass Group PLC	81,693	1,404,376

		$4,007,724

Household Products — 1.7%
Reckitt Benckiser Group PLC(1)	61,440	$5,995,957

		$5,995,957

Industrial Conglomerates — 3.7%
General Electric Co.(1)	347,495	$10,049,555
Koninklijke Philips NV	111,879	3,016,117

		$13,065,672

Insurance — 5.2%
ACE, Ltd.	18,610	$2,112,979
Aflac, Inc.(1)	48,526	3,093,532
Mediolanum SpA	337,731	2,751,506
Prudential PLC(1)	230,505	5,383,785
St. James’s Place PLC(1)	320,522	4,750,288

		$18,092,090

Internet & Catalog Retail — 1.4%
Amazon.com, Inc.(1)(2)	7,785	$4,872,632

		$4,872,632

Internet Software & Services — 5.7%
Alibaba Group Holding, Ltd. ADR(2)	27,466	$2,302,475
Alphabet, Inc., Class C(1)(2)	17,094	12,150,586
Facebook, Inc., Class A(1)(2)	53,683	5,474,055

		$19,927,116

IT Services — 2.3%
Visa, Inc., Class A(1)	70,855	$5,496,931
Worldpay Group PLC(2)(6)	551,608	2,372,500

		$7,869,431

Machinery — 0.5%
FANUC Corp.	10,500	$1,852,635

		$1,852,635

Security	Shares	Value

Media — 2.7%
Comcast Corp., Class A(1)	48,089	$3,011,333
Live Nation Entertainment, Inc.(2)	15,480	422,294
Walt Disney Co. (The)(1)	51,205	5,824,057

		$9,257,684

Multi-Utilities — 2.1%
National Grid PLC(1)	314,195	$4,475,669
Sempra Energy(1)	28,735	2,942,751

		$7,418,420

Multiline Retail — 0.6%
Dollar General Corp.	28,488	$1,930,632

		$1,930,632

Oil, Gas & Consumable Fuels — 7.1%
Devon Energy Corp.(1)	85,714	$3,593,988
Exxon Mobil Corp.(1)	48,907	4,046,565
Occidental Petroleum Corp.(1)	75,953	5,661,537
Phillips 66(1)	48,405	4,310,465
Range Resources Corp.	58,127	1,769,386
Royal Dutch Shell PLC, Class B	201,286	5,270,651

		$24,652,592

Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	26,844	$2,159,868

		$2,159,868

Pharmaceuticals — 8.4%
Bayer AG(1)	36,419	$4,855,943
Novartis AG(1)	38,425	3,480,869
Perrigo Co. PLC	13,722	2,164,508
Roche Holding AG PC(1)	20,896	5,673,240
Sanofi(1)	55,880	5,636,941
Shire PLC ADR	16,717	3,795,595
Takeda Pharmaceutical Co., Ltd.	21,662	1,057,804
Teva Pharmaceutical Industries, Ltd. ADR	42,064	2,489,768

		$29,154,668

Real Estate Investment Trusts (REITs) — 1.4%
Simon Property Group, Inc.(1)	24,028	$4,840,681

		$4,840,681

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.0%
NXP Semiconductors NV(1)(2)	46,088	$3,610,995

		$3,610,995

Software — 1.7%
Microsoft Corp.	37,310	$1,963,998
Oracle Corp.(1)	102,712	3,989,334

		$5,953,332

Specialty Retail — 4.1%
Dixons Carphone PLC	540,200	$3,834,923
Home Depot, Inc. (The)(1)	56,753	7,016,941
Industria de Diseno Textil SA	95,516	3,576,535

		$14,428,399

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.(1)	73,340	$8,764,130

		$8,764,130

Textiles, Apparel & Luxury Goods — 4.8%
LVMH Moet Hennessy Louis Vuitton SE(1)	23,394	$4,355,249
NIKE, Inc., Class B(1)	69,871	9,155,197
Pandora A/S(1)	28,896	3,334,521

		$16,844,967

Tobacco — 2.6%
Altria Group, Inc.(1)	48,019	$2,903,709
Imperial Tobacco Group PLC(1)	76,042	4,094,709
Reynolds American, Inc.	44,739	2,161,789

		$9,160,207

Wireless Telecommunication Services — 1.4%
Vodafone Group PLC(1)	1,474,268	$4,851,716

		$4,851,716

Total Common Stocks (identified cost $288,014,670)		$356,557,103

Preferred Stocks — 18.7%

Security	Shares	Value

Banks — 9.0%
AgriBank FCB, 6.875% to 1/1/24(7)	16,581	$1,735,823
Barclays Bank PLC, 8.25% to 12/15/18(7)	3,232	3,484,759

Security	Shares	Value

Banks (continued)
Citigroup, Inc., Series K, 6.875% to 11/15/23(7)	72,917	$2,012,691
CoBank ACB, Series F, 6.25% to 10/1/22(6)(7)	16,600	1,725,362
Farm Credit Bank of Texas, 6.75% to 9/15/23(6)(7)	2,500	263,516
Farm Credit Bank of Texas, Series 1, 10.00%(6)	906	1,143,825
First Tennessee Bank, 3.75%(6)(8)	840	577,238
JPMorgan Chase & Co., Series O, 5.50%	40,767	1,006,537
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(7)	817	843,689
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(7)	905	924,649
JPMorgan Chase & Co., Series Y, 6.125%	54,650	1,385,378
KeyCorp, Series A, 7.75%	17,976	2,372,203
Lloyds Banking Group PLC, 6.657% to 5/21/37(6)(7)	457	527,244
Regions Financial Corp., Series A, 6.375%	82,477	2,144,402
Royal Bank of Scotland Group PLC, Series L, 5.75%	33,628	830,275
Standard Chartered PLC, 7.014% to 7/30/37(6)(7)	13.37	1,474,871
SunTrust Banks, Inc., Series E, 5.875%	58,779	1,497,031
Texas Capital Bancshares, Inc., 6.50%	67,865	1,737,344
Texas Capital Bancshares, Inc., Series A, 6.50%	8,300	212,231
Webster Financial Corp., Series E, 6.40%	55,731	1,424,624
Wells Fargo & Co., Series L, 7.50%	1,672	1,981,320
Zions Bancorporation, Series I, 5.80% to 9/15/23(7)	1,277	1,295,814
Zions Bancorporation, Series J, 7.20% to 9/15/23(7)	735	802,110

		$31,402,936

Capital Markets — 1.7%
Goldman Sachs Group, Inc. (The), Series I, 5.95%	29,700	$759,726
Goldman Sachs Group, Inc. (The), Series J, 5.50% to 5/10/23(7)	62,587	1,557,791
Morgan Stanley, Series G, 6.625%	89,683	2,399,917
State Street Corp., Series D, 5.90% to 3/15/24(7)	43,925	1,172,468

		$5,889,902

Consumer Finance — 1.1%
Capital One Financial Corp., Series B, 6.00%	104,898	$2,688,536
Discover Financial Services, Series B, 6.50%	37,641	1,006,991

		$3,695,527

Diversified Financial Services — 0.8%
KKR Financial Holdings, LLC, Series A, 7.375%	37,254	$988,397
RBS Capital Funding Trust VII, Series G, 6.08%	69,787	1,737,696

		$2,726,093

Electric Utilities — 2.4%
AES Gener SA, 8.375% to 6/18/19(6)(7)	1,936	$2,074,242
Entergy Arkansas, Inc., 6.45%	105,069	2,646,425

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Electric Utilities (continued)
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	39,000	$1,010,197
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	13,772	338,275
Southern California Edison Co., Series E, 6.25% to 2/1/22(7)	861	973,917
Southern Co. (The), 6.25%	43,894	1,158,802

		$8,201,858

Food Products — 1.3%
Dairy Farmers of America, 7.875%(6)	22,100	$2,362,629
Land O’Lakes, Inc., 8.00%(6)	1,683	1,757,379
Ocean Spray Cranberries, Inc., 6.25%(6)	6,085	555,257

		$4,675,265

Machinery — 0.3%
Stanley Black & Decker, Inc., 5.75%	44,548	$1,169,385

		$1,169,385

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	17,395	$427,221

		$427,221

Pipelines — 0.4%
NuStar Logistics LP, 7.625% to 1/15/18(7)	50,495	$1,300,372

		$1,300,372

Real Estate Investment Trusts (REITs) — 0.9%
Cedar Realty Trust, Inc., Series B, 7.25%	33,600	$839,664
DDR Corp., Series J, 6.50%	65,000	1,697,800
Vornado Realty Trust, Series K, 5.70%	25,220	643,362

		$3,180,826

Thrifts & Mortgage Finance — 0.7%
Elmira Savings Bank, 8.998% to 12/31/17(7)	825	$775,500
EverBank Financial Corp., Series A, 6.75%	69,734	1,778,566

		$2,554,066

Total Preferred Stocks (identified cost $60,789,230)		$65,223,451

Corporate Bonds & Notes — 11.1%

Security	Principal Amount (000’s omitted)	Value

Banks — 5.6%
Banco do Brasil SA, 9.00% to 6/18/24, 6/29/49(6)(7)	$950	$660,250
Bank of America Corp., Series AA, 6.10% to 3/17/25, 12/29/49(7)	1,610	1,630,125
BNP Paribas SA, 7.375% to 8/19/25, 12/29/49(6)(7)	2,192	2,271,460
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(6)(7)	1,081	859,395
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(6)(7)	2,276	2,341,146
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(6)(7)	2,500	2,488,392
Deutsche Bank AG, 7.50% to 4/30/25, 12/29/49(7)	2,020	1,926,575
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20, 12/29/49(7)	894	898,917
Lloyds Banking Group PLC, 7.50% to 6/27/24, 4/30/49(7)	1,987	2,116,155
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25, 12/29/49(7)	1,460	1,529,350
Societe Generale SA, 8.25% to 11/29/18, 9/29/49(7)(9)	2,152	2,271,617
SunTrust Preferred Capital I, 4.00%, 6/29/49(8)	846	671,513

		$19,664,895

Diversified Financial Services — 0.5%
Leucadia National Corp., 6.625%, 10/23/43	$1,281	$1,155,718
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(6)(7)	670	497,475

		$1,653,193

Diversified Telecommunication Services — 0.6%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(6)(7)	$2,040	$2,112,155

		$2,112,155

Electric Utilities — 1.8%
AES Panama SA, 6.00%, 6/25/22(6)	$423	$420,885
Enel SpA, 8.75% to 9/24/23, 9/24/73(6)(7)	2,210	2,552,550
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(7)	3,750	3,169,732

		$6,143,167

Energy Equipment & Services — 0.2%
Abengoa Finance S.A.U., 7.75%, 2/1/20(6)	$1,338	$568,650

		$568,650

Insurance — 1.1%
Genworth Financial, Inc., 7.625%, 9/24/21	$383	$358,225
Genworth Financial, Inc., 7.70%, 6/15/20	71	69,935
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(6)(7)	571	634,524

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insurance (continued)
XLIT, Ltd., Series E, 6.50% to 4/15/17, 10/29/49(7)	$3,349	$2,679,870

		$3,742,554

Metals & Mining — 0.6%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(6)(7)	$1,634	$1,668,722
Freeport-McMoRan, Inc., 3.55%, 3/1/22	601	481,702

		$2,150,424

Oil, Gas & Consumable Fuels — 0.1%
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(6)(7)	$2,053	$533,780

		$533,780

Telecommunications — 0.6%
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20, 12/29/49(6)(7)	$2,538	$2,281,028

		$2,281,028

Total Corporate Bonds & Notes (identified cost $41,597,550)		$38,849,846

Exchange-Traded Funds — 0.9%

Security	Shares	Value

Equity Funds — 0.9%
iShares MSCI Japan ETF	254,894	$3,140,294

Total Exchange-Traded Funds (identified cost $3,328,872)		$3,140,294

Rights — 0.0%(10)

Security	Shares	Value
Mediolanum SpA, Exp. 11/26/15(2)	337,731	$22

Total Rights (identified cost $0)		$22

Short-Term Investments — 1.2%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(11)	$4,350	$4,349,802

Total Short-Term Investments (identified cost $4,349,802)		$4,349,802

Total Investments — 134.0% (identified cost $398,080,124)		$468,120,518

Other Assets, Less Liabilities — (34.0)%		$(118,799,956)

Net Assets — 100.0%		$349,320,562

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Includes 25,304 shares to be issued upon mandatory exercise of rights pursuant to the share subscription offering.

(4)	Restricted security (see Note 6).

(5)	When-issued security.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $34,724,475 or 9.9% of the Fund’s net assets.

(7)	Security converts to floating rate after the indicated fixed-rate coupon period.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $2,271,617 or 0.6% of the Fund’s net assets.

(10)	Amount is less than 0.05%.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Portfolio of Investments — continued

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	58.4%	$273,498,533
United Kingdom	11.8	55,043,084
France	6.7	31,514,035
Switzerland	4.0	18,720,421
Netherlands	3.4	15,747,614
Japan	3.2	14,754,191
Ireland	2.0	9,442,353
Germany	1.8	8,591,839
Italy	1.8	8,526,723
Australia	1.3	6,001,361
Spain	0.9	4,145,185
Belgium	0.9	4,038,541
Denmark	0.7	3,334,521
Israel	0.5	2,489,768
China	0.5	2,302,475
Colombia	0.5	2,281,028
Chile	0.4	2,074,242
Brazil	0.4	2,053,425
Panama	0.1	420,885
Exchange-Traded Funds	0.7	3,140,294

Total Investments	100.0%	$468,120,518

Abbreviations:

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $393,730,322)	$463,770,716
Affiliated investment, at value (identified cost, $4,349,802)	4,349,802
Cash	6,906
Foreign currency, at value (identified cost, $3,835,505)	3,784,461
Dividends and interest receivable	836,524
Interest receivable from affiliated investment	877
Receivable for investments sold	469,036
Tax reclaims receivable	657,222
Total assets	$473,875,544

Liabilities
Notes payable	$118,000,000
Payable for investments purchased	1,830,760
Payable for when-issued securities	4,246,398
Payable to affiliates:
Investment adviser fee	330,500
Trustees’ fees	2,221
Accrued expenses	145,103
Total liabilities	$124,554,982
Net Assets	$349,320,562

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 14,524,552 shares issued and outstanding	$145,246
Additional paid-in capital	275,060,833
Accumulated net realized gain	3,935,374
Accumulated undistributed net investment income	116,572
Net unrealized appreciation	70,062,537
Net Assets	$349,320,562

Net Asset Value
($349,320,562 ÷ 14,524,552 common shares issued and outstanding)	$24.05

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Dividends (net of foreign taxes, $581,592)	$16,755,868
Interest	2,549,104
Other income	698,980
Interest income allocated from affiliated investment	9,365
Expenses allocated from affiliated investment	(781)
Total investment income	$20,012,536

Expenses
Investment adviser fee	$4,058,447
Trustees’ fees and expenses	25,245
Custodian fee	216,707
Transfer and dividend disbursing agent fees	18,050
Legal and accounting services	69,745
Printing and postage	122,014
Interest expense and fees	933,703
Miscellaneous	76,168
Total expenses	$5,520,079
Deduct —
Reduction of custodian fee	$17
Total expense reductions	$17

Net expenses	$5,520,062

Net investment income	$14,492,474

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$13,218,544
Investment transactions allocated from affiliated investment	6
Foreign currency and forward foreign currency exchange contract transactions	708,881
Net realized gain	$13,927,431
Change in unrealized appreciation (depreciation) —
Investments	$(13,504,041)
Foreign currency	60,388
Net change in unrealized appreciation (depreciation)	$(13,443,653)

Net realized and unrealized gain	$483,778

Net increase in net assets from operations	$14,976,252

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$14,492,474	$22,487,488
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions and proceeds from securities litigation settlements	13,927,431	25,236,104
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(13,443,653)	(9,644,821)
Net increase in net assets from operations	$14,976,252	$38,078,771
Distributions to shareholders —
From net investment income	$(14,474,641)	$(22,171,222)
From net realized gain	(30,995,480)	(11,934,512)
Total distributions	$(45,470,121)	$(34,105,734)
Capital share transactions —
Reinvestment of distributions	$133,220	$—
Net increase in net assets from capital share transactions	$133,220	$—

Net increase (decrease) in net assets	$(30,360,649)	$3,973,037

Net Assets
At beginning of year	$379,681,211	$375,708,174
At end of year	$349,320,562	$379,681,211

Accumulated undistributed net investment income included in net assets
At end of year	$116,572	$111,637

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2015
Net increase in net assets from operations	$14,976,252
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(333,399,726)
Investments sold	367,022,442
Decrease in short-term investments, net	370,559
Net amortization/accretion of premium (discount)	(10,284)
Decrease in dividends and interest receivable	25,872
Increase in interest receivable from affiliated investment	(267)
Increase in tax reclaims receivable	(144,080)
Decrease in payable to affiliate for investment adviser fee	(21,607)
Increase in payable to affiliate for Trustees’ fees	267
Increase in accrued expenses	17,767
Net change in unrealized (appreciation) depreciation from investments	13,504,041
Net realized gain from investments	(13,218,544)
Net cash provided by operating activities	$49,122,692

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(45,336,901)
Proceeds from notes payable	118,000,000
Repayments of notes payable	(118,000,000)
Net cash used in financing activities	$(45,336,901)

Net increase in cash*	$3,785,791

Cash at beginning of year(1)	$5,576

Cash at end of year(1)	$3,791,367

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$133,220
Cash paid for interest and fees on borrowings	$928,391

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(48,664).

(1)	Balance includes foreign currency, at value.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Financial Highlights

	Year Ended October 31,
	2015	2014		2013		2012	2011
Net asset value — Beginning of year	$26.150	$25.880		$22.420		$20.930	$21.980

Income (Loss) From Operations
Net investment income(1)	$0.998	$1.549	(2)	$1.614	(2)	$1.406	$1.427
Net realized and unrealized gain (loss)	0.033	1.070		3.493		1.484	(1.077)

Total income from operations	$1.031	$2.619		$5.107		$2.890	$0.350

Less Distributions
From net investment income	$(0.997)	$(1.527)		$(1.647)		$(1.400)	$(1.400)
From net realized gain	(2.134)	(0.822)		—		—	—

Total distributions	$(3.131)	$(2.349)		$(1.647)		$(1.400)	$(1.400)

Net asset value — End of year	$24.050	$26.150		$25.880		$22.420	$20.930

Market value — End of year	$22.490	$25.260		$23.630		$19.660	$17.910

Total Investment Return on Net Asset Value(3)	4.80%	11.07%		24.18%		15.51%	2.00%

Total Investment Return on Market Value(3)	1.46%	17.50%		29.31%		18.30%	(5.73)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$349,321	$379,681		$375,708		$325,528	$303,817
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.28%	1.26%		1.30%		1.30%	1.18%
Interest and fee expense	0.26%	0.24%		0.30%		0.48%	0.39%
Total expenses(4)	1.54%	1.50%		1.60%		1.78%	1.57%
Net investment income	4.03%	5.87	%(2)	6.68	%(2)	6.60%	6.35%
Portfolio Turnover	72%	89%		91%		97%	95%
Senior Securities:
Total notes payable outstanding (in 000’s)	$118,000	$118,000		$118,000		$118,000	$118,000
Asset coverage per $1,000 of notes payable(5)	$3,960	$4,218		$4,184		$3,759	$3,575

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.692 and $0.393 per share for the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.25% and 5.25% for the years ended October 31, 2014 and 2013, respectively.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent

17

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2015, the Fund recorded income of $698,980 for previously withheld dividend taxes from Finland, of which $625,439, including interest thereon, was received and $73,541 is unpaid. Such amounts are reflected as other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning income on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the

18

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$14,474,641	$22,171,222
Long-term capital gains	$30,995,480	$11,934,512

In addition to the monthly distributions pursuant to its Managed Distribution Plan, the Fund made special distributions of approximately $14.1 million or $0.971 per share in December 2014 and $7.5 million or $0.519 per share in December 2013 to meet its capital gains distribution requirements. Such amounts are included in distributions from long-term capital gains for the years ended October 31, 2015 and October 31, 2014, respectively.

During the year ended October 31, 2015, accumulated net realized gain was increased by $12,898 and accumulated undistributed net investment income was decreased by $12,898 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount, distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$4,092,424
Net unrealized appreciation	$70,022,059

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, investments in partnerships, distributions from REITs and accretion of market discount.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$398,118,937

Gross unrealized appreciation	$81,586,887
Gross unrealized depreciation	(11,585,306)

Net unrealized appreciation	$70,001,581

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2015, the Fund’s investment adviser fee amounted to $4,058,447. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation. On November 16, 2015, the Board of Trustees approved a sub-advisory agreement between EVM and Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., with respect to the Fund. EVM will pay EVMI a portion of its advisory fees for sub-advisory services provided to the Fund.

During the year ended October 31, 2015, EVM reimbursed the Fund $4,083 for a trading error. The reimbursement by EVM of such amount was less than $0.01 per share and had no impact on total return.

19

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $339,466,478 and $366,579,488, respectively, for the year ended October 31, 2015.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the year ended October 31, 2015 were 5,295. There were no common shares issued by the Fund for the year ended October 31, 2014.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares.

There were no repurchases of common shares by the Fund for the years ended October 31, 2015 and October 31, 2014.

6  Restricted Securities

At October 31, 2015, the Fund owned the following security (representing 1.3% of net assets) which was acquired in a private offering to qualified institutional investors and was restricted as to public resale and not registered under the Securities Act of 1933. The Fund is restricted from selling these shares until December 4, 2015, after which time the shares can be sold under an available exemption from the registration requirements under the Securities Act of 1933, as amended. The unit cost of the shares purchased (excluding the cost to mandatorily exercise rights in a subsequent rights offering) is 94.5% of the volume weighted average price of unrestricted shares of the same issuer on the date of acquisition. Restricted securities are valued pursuant to Note 1A.

Description	Date of Acquisition	Shares	Cost	Value

Common Stock
Credit Suisse Group AG	10/21/15	189,782	$4,360,820	$4,562,323

Total Restricted Securities			$4,360,820	$4,562,323

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 2015, there were no obligations outstanding under these financial instruments.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended October 31, 2015.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2015, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA

20

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$795,647	$—

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $5,130,000.

8  Committed Facility Agreement

Effective November 7, 2014, the Fund entered into a Committed Facility Agreement (the Agreement) with a major financial institution that allows it to borrow up to $147 million over a rolling 360 calendar day period. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.35% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. Prior to November 7, 2014, the Fund had a Committed Facility Agreement with another major financial institution to borrow up to $138 million. Under the terms of such agreement, the Fund was charged interest at a rate above 1-month LIBOR and was payable monthly. The Fund was charged a commitment fee of 0.25% per annum on the unused portion of the commitment if outstanding borrowings were less than 85% of the borrowing limit. At October 31, 2015, the Fund had borrowings outstanding under the Agreement of $118 million at an interest rate of 0.79%. The carrying amount of the borrowings at October 31, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2015. For the year ended October 31, 2015, the average borrowings under the agreements and the average interest rate (excluding fees) were $118 million and 0.79%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

21

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$32,233,086	$21,144,647		$—	$53,377,733
Consumer Staples	24,191,554	21,685,502		—	45,877,056
Energy	22,963,232	5,270,651		—	28,233,883
Financials	35,190,300	30,184,144		—	65,374,444
Health Care	23,405,220	20,704,797		—	44,110,017
Industrials	20,303,609	15,289,092		—	35,592,701
Information Technology	46,125,004	1,492,310		—	47,617,314
Materials	9,070,140	—		—	9,070,140
Telecommunication Services	—	16,617,933		—	16,617,933
Utilities	6,210,213	4,475,669		—	10,685,882

Total Common Stocks	$219,692,358	$136,864,745	*	$—	$356,557,103

Preferred Stocks
Consumer Staples	$—	$4,675,265		$—	$4,675,265
Energy	—	1,300,372		—	1,300,372
Financials	23,994,182	25,455,168		—	49,449,350
Industrials	—	1,169,385		—	1,169,385
Utilities	1,586,023	7,043,056		—	8,629,079

Total Preferred Stocks	$25,580,205	$39,643,246		$—	$65,223,451

Corporate Bonds & Notes	$—	$38,849,846		$—	$38,849,846
Exchange-Traded Funds	3,140,294	—		—	3,140,294
Rights	—	22		—	22

Short-Term Investments	—	4,349,802		—	4,349,802

Total Investments	$248,412,857	$219,707,661		$—	$468,120,518

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

22

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

23

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $16,471,289, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 71.82% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $14,030,489 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Notice to Shareholders (Unaudited)

The Fund seeks a high level of after-tax total return and invests primarily in dividend-paying common and preferred stocks. In seeking its objective, the Fund may engage in dividend capture trading. In a dividend capture trade, the Fund buys a stock prior to its ex-dividend date and sells the stock on or after the ex-dividend date. Dividend capture trading can result in the Fund having more or less exposure to individual sectors and/or markets than would otherwise apply. The Fund has modified its investment policies to permit broader use of derivatives, principally seeking to manage exposure to certain sectors and/or markets in connection with its use of dividend capture trading. The Fund expects primarily to buy and sell equity index futures contracts for this purpose, but may also engage in other types of derivatives to manage such exposures. The Fund may also use derivatives for other purposes, such as hedging, to enhance return or as a substitute for the purchase or sale of securities or currencies. Other permitted derivatives include futures contracts on securities and non-equity indices, options on futures contracts, the purchase of put options and the sale of call options on securities held, equity swaps, interest rate swaps, covered short sales, forward sales of stocks, forward currency exchange contracts and currency futures contracts. The Fund may invest in the foregoing derivatives without limitation and use of derivatives may be extensive. Previously, the Fund’s investment in the above-described derivatives was limited to 20% of its total assets and the Fund was not permitted to invest more than 10% of total assets in such derivatives for non-hedging purposes. The Fund may also invest in credit derivatives (credit default swaps, total return swaps, credit options and other derivative transactions with substantially similar characteristics and risks), provided that the notional value of such derivative instruments entered into for non-hedging purposes does not exceed 5% of the value of preferred stocks held by the Fund.

Under normal market conditions, the Fund previously invested at least 25% of its total managed assets in securities of U.S. issuers and at least 35% of its total managed assets in securities of non-U.S. issuers. The Fund also normally invested in issuers located in at least three countries including the United States. Pursuant to the revised policy, under normal market conditions, the Fund will invest (i) at least 25% of its total managed assets in the securities of U.S. issuers; (ii) at least 30% of its total managed assets in securities of non-U.S. issuers, including issuers located in emerging market countries; and (iii) in issuers located in at least five different countries (including the United States). Issuers will be considered to be located outside the United States if domiciled in and tied economically to one or more non-U.S. countries, irrespective of whether their securities trade in the U.S.

25

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

26

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2015, Fund records indicate that there are 8 registered shareholders and approximately 11,864 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETO.

27

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2018. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2016. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2017. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2018. Trustee since 2003.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

28

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2016. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Class III Trustee	Until 2016. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2016. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years

Michael A. Allison 1964	President	2015	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

30

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2159 10.31.15

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$47,173	$48,560
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,500	$11,402
All Other Fees(3)	$0	$0

Total	$59,673	$59,962

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/14	10/31/15
Registrant	$12,500	$11,402
Eaton Vance(1)	$99,750	$46,000

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service

(“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Fund and Eaton Vance Management (International) Limited (“EVMI”) is the sub-adviser to the Fund. Michael A. Allison, John H. Croft and Christopher M. Dyer comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since November 2013. Mr. Croft is a Vice President of EVM and has been a portfolio manager of the Fund since March 2010. Messrs. Allison and Croft have managed other Eaton Vance portfolios for more than five years. Mr. Dyer is a Vice President of EVMI, is the Director of Global Equity for the Eaton Vance organization and has been a portfolio manager of the Fund since September 2015. Prior to joining EVMI in 2015, Mr. Dyer was Head of European Equity for Goldman Sachs Asset Management (GSAM), where he was affiliated since 2001. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	14	$24,995.0		0	$0
Other Pooled Investment Vehicles	14	$10,553.2	(1)	0	$0
Other Accounts	1	$0.3		0	$0

John H. Croft
Registered Investment Companies	6	$1,626.6		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	44	$419.9	(2)	0	$0

Christopher M. Dyer
Registered Investment Companies	5	$5,939.8		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	1	$2.1		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(2)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Michael A. Allison	$1 - $10,000
John H. Croft	$10,001 - $50,000
Christopher M. Dyer	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or EVMI based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and EVMI have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and EVMI’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM and EVMI

Compensation of EVM’s and EVMI’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s and EVMI’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s and EVMI’s employees. Compensation of EVM’s and EVMI’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM and EVMI compensate its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s and EVMI’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM and EVMI seek to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM and EVMI participate in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and EVMI and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s and EVMI’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

By:	/s/ Michael A. Allison
Michael A. Allison
President

Date:	December 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 11, 2015

By:	/s/ Michael A. Allison
Michael A. Allison
President

Date:	December 11, 2015